UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA   93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

As a result of the expiration of the Class B Warrants (ticker symbol SANWZ) of S&W Seed Company (the "Registrant") on Sunday, May 3, 2015, the Nasdaq Stock Market removed the Registrant's Class B Warrants from trading on the Nasdaq Capital Market immediately subsequent to the close of the market on Friday, May 1, 2015.

In connection with the removal of the Class B Warrants from trading, Nasdaq has advised the Registrant that it will file a Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934 (Form 25) with the Commission on the Registrant's behalf. Pursuant to the Registrant's undertaking provided in its registration statement on Form S-1 (File No. 333-174588) that the Commission declared effective on May 3, 2010, the Registrant intends to file a post-effective amendment thereto removing the Class B Warrants and the shares of Common Stock issuable upon exercise thereof from registration.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: May 4, 2015

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